UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) September 20, 2010

Adelphia Recovery Trust

(Exact name of registrant as specified in its charter)

Delaware	000-53209	11-6615508
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

919 North Market St., 17th Floor, P.O. Box 8705	Wilmington, Delaware 19899
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code 302-652-4100 Attn: Dean Ziehl

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01 CHANGE IN REGISTRANT’S CERTIFYING ACCOUNTANT

On September 20, 2010 the Audit Committee of the Adelphia Recovery Trust (the “ART”) dismissed Marcum LLP (“Marcum”) as the ART’s independent registered public accounting firm and approved the engagement of J. H. Cohn LLP (“Cohn”) to serve as the ART’s independent registered public accounting firm for the remainder of the 2010 calendar year.

Marcum served as the ART’s independent registered public accounting firm from April 19, 2010 to September 19, 2010.  Marcum did not audit the ART’s financial statements as of any date or for any period.

During the period from April 19, 2010 to September 19, 2010, there were no disagreements with Marcum on any matter of accounting principles or practices, financial statements disclosure, or auditing scope or procedure and there were no reportable events as listed in Item 304(a) (1)(v) of Regulation S-K.

The ART has provided Marcum with a copy of the foregoing disclosures and requested in writing that Marcum furnish the ART with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with such disclosures, and if not, stating the respects in which it does not agree.  Marcum provided a letter dated September 20, 2010 stating its agreement with such statements.  This letter is attached hereto as Exhibit 16.1.

During the years ended December 31, 2009 and 2008 and through the date of the Audit Committee’s decision, the ART had not consulted with Cohn with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the ART’s financial statements, and neither a written report nor oral advice was provided that Cohn concluded was an important factor considered by us in reaching a decision as to an accounting, auditing or financial reporting issue; or any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K) or a reportable event (as described in Item 304 (a)(1)(v) of  Regulation S-K).

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

The following exhibits are filed as part of this Current Report on form 8-K.

Exhibit No.	Description

16.1	Letter from Marcum LLP to the Securities and Exchange Commission dated September 20, 2010 agreeing with Item 4.01 statements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date: September 20, 2010		ADELPHIA RECOVERY TRUST

	By:	/s/ Dean A. Ziehl

	Name:	Dean A. Ziehl
	Title:	Trustee

EXHIBIT INDEX

Exhibit
No.	Description

16.1	Letter from Marcum LLP to the Securities and Exchange Commission dated September 20, 2010 agreeing with Item 4.01 statements.